UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2013

AMERICAN REALTY CAPITAL PROPERTIES, INC.
(Exact name of Registrant as specified in its charter)

Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue New York, New York 10022
(Address, including zip code, of principal executive offices)

(212) 415-6500
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

American Realty Capital Properties, Inc., a Maryland corporation, which we refer to as the “company,” “we,” “us” or “our,” recently entered into definitive agreements for, or closed on, as applicable, several significant transactions as described below. The purpose of this Current Report on Form 8-K is to provide our stockholders and the market generally with certain information relating to such transactions and to file such information pursuant to the Securities Exchange Act of 1934, as amended, and allow for incorporation by reference, as applicable, of such information into our registration statements. Such information is provided in Exhibits 99.1, 99.2 and 99.3 attached hereto (which are incorporated by reference herein), and consists of: (i) certain material information related to the impact such recent significant transactions have had or may have on us; and (ii) certain risk factors related to our recent significant transactions. The recent significant transactions include:

•	On May 28, 2013, we entered into an Agreement and Plan of Merger (the “CapLease Merger Agreement”) with CapLease, Inc., a Maryland corporation (“CapLease”), Safari Acquisition, LLC, a Delaware limited liability company and our wholly owned subsidiary (“CapLease Merger Sub”), Caplease, LP, a Delaware limited partnership and the operating partnership of CapLease (the “CapLease Operating Partnership”), CLF OP General Partner LLC, a Delaware limited liability company and the sole general partner of the CapLease Operating Partnership, and ARC Properties Operating Partnership, L.P., a Delaware limited partnership and our operating partnership (the “Operating Partnership”). The CapLease Merger Agreement provides for (i) the merger of CapLease with and into CapLease Merger Sub, with CapLease Merger Sub surviving as our wholly owned subsidiary, and (ii) the merger of the CapLease Operating Partnership with and into the Operating Partnership, with the Operating Partnership surviving (both such mergers, the “CapLease Merger”).

•	On June 7, 2013, we closed on (i) a previously announced private placement transaction for the sale and issuance of approximately 29.4 million shares of our common stock at a purchase price of $15.47 per share, for an aggregate purchase price of $455 million (the “Common Stock Placement”) and (ii) a previously announced private placement transaction for the sale of approximately 28.4 million shares of a new series of our 5.81% convertible preferred stock designated as Series C Convertible Preferred Stock, at a purchase price of $15.67 per share, for an aggregate purchase price of $445 million (the “Preferred Stock Placement” and together with the Common Stock Placement, the “Placements”).

•	On June 27, 2013, we, through the Operating Partnership, purchased the equity interests in the entities which own a real estate portfolio of 447 properties, (which includes three other revenue generating assets) (the “GE Capital Portfolio”), 400 of which are subject to property operating leases and 47 of which are subject to direct financing leases, from certain affiliates of GE Capital Corp., for a contract purchase price of approximately $774 million (exclusive of closing costs) (the “GE Capital Portfolio Acquisition” ).

•	On July 1, 2013, we entered into an Agreement and Plan of Merger (the “ARCT IV Merger Agreement”) with American Realty Capital Trust IV, Inc., a Maryland corporation (“ARCT IV”), Thunder Acquisition, LLC, a Delaware limited liability company and our wholly owned subsidiary (“ARCT IV Merger Sub”), American Realty Capital Operating Partnership IV, L.P., a Delaware limited partnership and the operating partnership of ARCT IV (the “ARCT IV Operating Partnership”), and the Operating Partnership. The ARCT IV Merger Agreement provides for (i) the merger of ARCT IV with and into ARCT IV Merger Sub, with ARCT IV Merger Sub surviving as our wholly owned subsidiary, and (ii) the merger of the ARCT IV Operating Partnership with and into the Operating Partnership, with the Operating Partnership surviving (collectively, the “ARCT IV Merger” and together with the CapLease Merger, the “Mergers”).

Forward-Looking Statements

As of the filing of this Current Report on Form 8-K, the company has not acquired CapLease and, although the closing of the CapLease Merger is subject to certain conditions and therefore there can be no assurance that the company will acquire CapLease, the company believes that the completion of the closing of the CapLease Merger is probable. Additionally, as of the filing of this Current Report on Form 8-K, the company has not acquired ARCT IV and, although the closing of the ARCT IV Merger is subject to certain conditions and therefore there can be no assurance that the company will acquire ARCT IV, the company believes that the completion of the closing of the ARCT IV Merger is probable.

Information set forth in this Current Report on Form 8-K (including information included or incorporated by reference herein and the exhibits hereto) contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect the company’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, whether and when the transactions contemplated by the CapLease Merger Agreement and the ARCT IV Merger Agreement will be consummated, the company’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the termination of the CapLease Merger Agreement or the ARCT IV Merger Agreement; the inability to complete the Mergers due to the failure to satisfy other conditions to completion of the Mergers; unexpected costs or unexpected liabilities that may arise from the Mergers, whether or not consummated; the inability to retain key personnel; continuation or deterioration of current market conditions; future regulatory or legislative actions that could adversely affect the companies; the business plans of the tenants of the respective parties; the outcome of any legal proceedings relating to the CapLease Merger Agreement and/or the ARCT IV Merger Agreement or the transactions contemplated thereby; and risks to consummation of the Mergers, including the risk that one or more Mergers will not be consummated within the expected time period or at all. Additional factors that may affect future results are contained in the company’s filings with the Securities and Exchange Commission (“SEC”), which are available at the SEC’s website at www.sec.gov. The company disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Information About the Company

99.2	Risk Factors

99.3	ARCP Unaudited Pro Forma Consolidated Financials as of March 31, 2013 and for the three months ended March 31, 2013 and year ended December 31, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

July 22, 2013	By:	/s/ Nicholas S. Schorsch
	Name:	Nicholas S. Schorsch
	Title:	Chief Executive Officer and
Chairman of the Board of Directors

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